UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2022

EVOKE PHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 370 Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 345-1494

(Former Name or Former Address, if Changed Since Last Report.)

Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVOK	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

Evoke Pharma, Inc. (the “Company” or “our”) held its annual meeting of stockholders (the “Annual Meeting”) solely by means of remote communication through a live webcast on April 27, 2022, at 8:30 a.m., Pacific Time. As of the close of business on February 28, 2022, the record date for the Annual Meeting, there were 32,917,901 shares of common stock entitled to vote, of which there were 24,934,254 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on four matters: (i) the election of two Class III Directors for a term of three years expiring at the 2025 Annual Meeting of Stockholders, (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, (iii) the approval of, on an advisory basis, the compensation of our named executive officers, and (iv) to grant to the board of directors the authority to effect a reverse stock split of our outstanding common stock by amending our Amended and Restated Certificate of Incorporation within one year and within a range of not less than one-for-five and not more than one-for-twenty, if the board deems it within the company’s best interests (the “Reverse Stock Split Proposal”). The results of the voting were as follows:

•	Election of two Class III Directors for a term of three years expiring at the 2025 Annual Meeting of Stockholders

Malcolm R. Hill, Pharm. D.	For	13,848,665	Withheld	5,017,695
Vickie W. Reed	For	14,578,385	Withheld	4,287,975

There were 6,067,894 broker non-votes related to each of the two director nominees for election.

The two nominees for Class III Director were elected.

•	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022

Shares Voted                             For      19,944,368       Against         2,673,179       Abstain      2,316,706

There were no broker non-votes related to the appointment of BDO USA, LLP.

The appointment of BDO USA, LLP was ratified.

•	The approval of, on an advisory basis, the compensation of the Company’s named executive officers

Shares Voted                             For      11,455,342      Against         5,521,311     Abstain       1,889,706

There were 6,067,894 broker non-votes related to the compensation of our named executive officers.

The foregoing proposal was approved.

•

The grant to the board of directors for the authority to effect a reverse stock split of our outstanding common stock by amending our Amended and Restated Certificate of Incorporation within one year and within a range of not less than one-for-five and not more than one-for-twenty, if the board deems it within the company’s best interests.

Shares Voted                         For     16,707,172Against     6,816,248     Abstain       1,410,834

There were no broker non-votes related to the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock.

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The foregoing proposal was approved.  The Company’s board of directors is authorized for one year from the Annual Meeting to effect the reverse stock split authorized by this proposal.

Reverse Stock Split

Pursuant to the authority granted by the Company’s stockholders’ approval of the Reverse Stock Split Proposal, on April 27, 2022, the Company’s board of directors determined to effect the reverse stock split of the shares of the Company’s common stock and approved a specific ratio of 1-for-12 (the “Reverse Stock Split”) and authorized the filing of a Certificate of Amendment to the Charter to effect the Reverse Stock Split. The Reverse Stock Split will not reduce the total number of shares of common stock that the Company is authorized to issue, which will remain 50,000,000 shares.  The Reverse Stock Split will be effective as of the opening of trading on The Nasdaq Capital Market on May 23, 2022.

Forward-Looking Statements

Statements in this current report on Form 8-K that are not statements of historical fact are forward-looking statements, which involve a number of risks and uncertainties. Such statements include statements about the Reverse Stock Split and the timing thereof and can be identified by using the words “will”, “plans” and “expects”. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include potential delays in effecting the Reverse Stock Split and legal and regulatory developments. These forward-looking statements represent our judgment as of the time of this current report on Form 8-K. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date: April 28, 2022	By:	/s/ Matthew J. D’Onofrio
	Name:	Matthew J. D’Onofrio
	Title:	Executive Vice President, Chief Business Officer and Secretary

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